SCHEDULE 14A
                        (Rule 14a-101)

            INFORMATION REQUIRED IN PROXY STATEMENT

                   SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities
        Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant   X

Filed by a Party other than the Registrant


Check the appropriate box:

   Preliminary Proxy Statement           Confidential, For Use of the
                                         Commission Only (as Permit-
   Definitive Proxy Statement            ted by Rule 14a-6(e)(2))

X  Definitive Additional Materials

   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                 Northern States Power Company
                   (a Minnesota corporation)

       (Name of Registrant as Specified in Its Charter)


(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

X  No fee required.

   Fee computed on table below per Exchange Act
   Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

   (2)  Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   (4)  Proposed maximum aggregate value of transaction:

   (5)  Total fee paid:

   Fee paid previously with preliminary materials.

   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1)  Amount Previously Paid:

   (2)  Form, Schedule or Registration Statement No.:

   (3)  Filing Party:

   (4)  Date Filed:




                          [NSP LOGO]

                                                   May 26, 1997



               SUPPLEMENT TO THE PROXY MATERIALS
            FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         June 25, 1997



Dear Shareholder:

You should have recently received a proxy statement dated May 19, 1997 and a proxy card for the 1997 Annual Meeting of Shareholders of Northern States Power Company to be held at 10:00 a.m., on June 25, 1997, at The Historic State Theatre. This letter is intended to supplement the proxy materials previously sent to you and should be read in conjunction with those materials.

As stated in the Notice of Annual Meeting included in the proxy statement and on the proxy card, the first two items of business at this Annual Meeting are:

     (1) To vote on a proposal to amend the Bylaws to decrease the minimum number of directors from 12 to 7; and

     (2) To elect four directors to Class II until the Annual Meeting of Shareholders in 2000.

In connection with those items, page 3, under the caption "Election of Directors," in the proxy statement explains that the Company's current retirement policy for directors requires a director to retire upon the later to occur of age 70 or the completion or termination of the proposed merger with Wisconsin Energy Corporation ("WEC"). The proposed merger with WEC has been terminated. Accordingly, Messrs. Pieschel, Jacobson and Pearson will retire at this Annual Meeting or, if necessary, when their successors are elected.

Mr. Pieschel, who is listed in the proxy statement as a director nominee for the term expiring in 2000, will not be a nominee for election at this Annual Meeting. Shareholders will vote on the three remaining nominees for terms expiring in 2000, being: Richard M. Kovacevich, Douglas W. Leatherdale and A. Patricia Sampson.

As further explained in the proxy statement, the retirement of Messrs. Pieschel, Jacobson and Pearson will reduce the number of directors to nine, which is below the minimum of twelve currently required by the Company's Bylaws. The Company does not intend to nominate individuals to replace the three retiring directors prior to this Annual Meeting. Instead, if the proposal to amend the Company's Bylaws to reduce the minimum number of directors from 12 to 7 is approved by shareholder vote and the three remaining nominees are elected, the Board will consist of nine members. The Board is expected to continue with nine members, with discretion to increase or reduce their number at a later date.

If the proposed amendment to the Bylaws is not approved by the shareholders at this Annual Meeting, the Company will: (i) adjourn the Annual Meeting following a vote on the Bylaw amendment, (ii) nominate three individuals to replace the retiring directors, (iii) distribute additional proxy materials describing the nominees and enabling shareholders to vote on the nominees and
(iv) reconvene the Annual Meeting in July to vote on the election of the three new nominees and the nominees currently set forth in the proxy statement, other than Mr. Pieschel.

Since Mr. Pieschel is not a nominee for election at the Annual Meeting, all votes for him will be disregarded and not counted. In the event that you have already returned the proxy card and wish to change your vote as a result of the above information, please contact the Shareholders Department at 1-800-527-4677 or (612) 330-5560 and you will be promptly provided another proxy card.

Sincerely,


/s/

Gary R. Johnson
Secretary






                          [NSP LOGO]

                                                   May 26, 1997



               SUPPLEMENT TO THE PROXY MATERIALS
            FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         June 25, 1997



Dear Shareholder:

You should have recently received a proxy statement dated May 19, 1997 and a proxy card for the 1997 Annual Meeting of Shareholders of Northern States Power Company to be held at 10:00 a.m., on June 25, 1997, at The Historic State Theatre. This letter is intended to supplement the proxy materials previously sent to you and should be read in conjunction with those materials.

As stated in the Notice of Annual Meeting included in the proxy statement and on the proxy card, the first two items of business at this Annual Meeting are:

     (1) To vote on a proposal to amend the Bylaws to decrease the minimum number of directors from 12 to 7; and

     (2) To elect four directors to Class II until the Annual Meeting of Shareholders in 2000.

In connection with those items, page 3, under the caption "Election of Directors," in the proxy statement explains that the Company's current retirement policy for directors requires a director to retire upon the later to occur of age 70 or the completion or termination of the proposed merger with Wisconsin Energy Corporation ("WEC"). The proposed merger with WEC has been terminated. Accordingly, Messrs. Pieschel, Jacobson and Pearson will retire at this Annual Meeting or, if necessary, when their successors are elected.

Mr. Pieschel, who is listed in the proxy statement as a director nominee for the term expiring in 2000, will not be a nominee for election at this Annual Meeting. Shareholders will vote on the three remaining nominees for terms expiring in 2000, being: Richard M. Kovacevich, Douglas W. Leatherdale and A. Patricia Sampson.

As further explained in the proxy statement, the retirement of Messrs. Pieschel, Jacobson and Pearson will reduce the number of directors to nine, which is below the minimum of twelve currently required by the Company's Bylaws. The Company does not intend to nominate individuals to replace the three retiring directors prior to this Annual Meeting. Instead, if the proposal to amend the Company's Bylaws to reduce the minimum number of directors from 12 to 7 is approved by shareholder vote and the three remaining nominees are elected, the Board will consist of nine members. The Board is expected to continue with nine members, with discretion to increase or reduce their number at a later date.

If the proposed amendment to the Bylaws is not approved by the shareholders at this Annual Meeting, the Company will: (i) adjourn the Annual Meeting following a vote on the Bylaw amendment, (ii) nominate three individuals to replace the retiring directors, (iii) distribute additional proxy materials describing the nominees and enabling shareholders to vote on the nominees and
(iv) reconvene the Annual Meeting in July to vote on the election of the three new nominees and the nominees currently set forth in the proxy statement, other than Mr. Pieschel.

Since Mr. Pieschel is not a nominee for election at this Annual Meeting, all votes received for him will be disregarded and not counted. In the event that you have already returned the proxy card and wish to change your vote as a result of the above information, please contact the bank or broker institution that mailed you the previous proxy material and you will be promptly provided another proxy card.

Sincerely,



/s/

Gary R. Johnson
Secretary